UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DEVRY EDUCATION GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3005 Highland Parkway

Downers Grove, IL 60515-5799

NOTICE

OF SPECIAL MEETING OF SHAREHOLDERS

Date:	May 22, 2017

Time:	9:00 a.m. Central Daylight Time

Place:	DeVry Education Group 3005 Highland Parkway Downers Grove, Illinois 60515

Record date:	April 28, 2017

Items of business:	(1) Approve an amendment to the Restated Certificate of Incorporation of DeVry Education Group Inc. (the “Company”) to change the Company’s name to Adtalem Global Education Inc.

(2) Consider such other business as may come properly before the Special Meeting or any adjournment thereof.

Date of mailing:	This notice and Proxy Statement is being mailed to shareholders beginning on or about May 1, 2017.

F. WILLIS CARUSO, JR.

Vice President,

Interim General Counsel & Secretary

May 1, 2017

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Special Meeting in Downers Grove, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2017. Our Proxy Statement is available online at www.proxyvote.com or at our investor relations website, http://investors.devryeducationgroup.com.

Proxies and Voting Information	PROXY STATEMENT

GENERAL INFORMATION

SPECIAL MEETING INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of DeVry Education Group Inc. (the “Company”) for a 2017 Special Meeting of Shareholders to approve a change of the Company’s name to “Adtalem Global Education Inc.” by amending the Company’s Restated Certificate of Incorporation (the “Special Meeting”). We expect to begin mailing our proxy materials on or about May 1, 2017.

Time and Place: We are holding the Special Meeting at 9:00 a.m. Central Daylight Time on Monday, May 22, 2017, at the Company’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515.

Attendance Requirements: You may attend the Special Meeting and vote in person even if you have returned a proxy in writing, by telephone or through the Internet.

Street-Name Holders: If you hold shares in a bank or brokerage account (known as shares held in “street name”), you must obtain a valid “legal proxy,” executed in your favor from the holder of record, if you wish to vote these shares at the meeting.

Matters for Shareholder Voting

At the Special Meeting, we are asking our shareholders to vote on the following matters:

	Proposal	Board Recommendation	Rationale for Board Recommendation
1.	Amend Restated Certificate of Incorporation of Company to Change the Company’s Name to “Adtalem Global Education Inc.”		• Reflects Company’s transition to a global education services provider with a range of institutions beyond its legacy namesake.

How to View Proxy Materials Online

Our Proxy Statement is available online at www.proxyvote.com or at our investor relations website,

http://investors.devryeducationgroup.com.

Delivery of Proxy Statement

The Company will bear the expense of soliciting proxies and will reimburse all shareholders for the expense of sending proxies and proxy material to beneficial owners, including expenditures for foreign mailings. The solicitation initially will be made by mail but also may be made by the Company’s colleagues by telephone, electronic means or personal contact.

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PROXY STATEMENT	Proxies and Voting Information

HOW TO VOTE

Please vote promptly. We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Your vote is important, and for all items other than ratification of our independent registered public accounting firm, your shares will not be voted by your bank or broker if you do not provide voting instructions. You may vote shares of Company common stock (“Common Stock”) that you owned as of May 1, 2017, which is the record date for the Special Meeting.

You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Special Meeting and cast your vote in person at DeVry Education Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Daylight Time on Friday, May 19, 2017.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Special Meeting if you:

•	Submit a written revocation to our Secretary,
•	Submit a later-dated proxy or voting instruction form,
•	Provide subsequent telephone or Internet voting instructions, or
•	Vote in person at the meeting.

If you sign and return your proxy card or voting instruction form without any voting instructions with respect to a matter, your shares will be voted by the proxy committee appointed by the Board (and each of them, with full powers of substitution) in accordance with the Board’s recommendation.

Voting at the Special Meeting

The way you vote your shares prior to the meeting will not limit your right to change your vote at the meeting if you attend in person and vote by ballot. If you hold shares in street name and you want to vote in person at the Special Meeting, you must obtain a valid legal proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner, on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary for specific instructions on how to obtain a legal proxy.

Additional information regarding voting procedures and the meeting can be found under “Voting Instructions and Information” on page 9.

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Proposal No. 1 — Election of Directors	PROXY STATEMENT

PROPOSAL NO. 1 — APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE ITS NAME TO ADTALEM GLOBAL EDUCATION INC.

As of April 14, 2017, the Board of Directors unanimously adopted a resolution to amend, and to recommend that the shareholders approve, an amendment to Article First of our Restated Certificate of Incorporation for the purpose of changing our name from “DeVry Education Group Inc.” to “Adtalem Global Education Inc.”

The proposed changes to Article First of our Restated Certificate of Incorporation are set forth below with additions indicated by underlining and deletions by strike out:

“FIRST: The name of the Corporation is ~~DeVRY EDUCATION GROUP INC.~~ Adtalem Global Education Inc. (hereinafter the “Corporation”).”

REASONS FOR NAME CHANGE

New Name Marks New Phase in Continuing Diversification

Over the past several years, the Company has broadened its educational offerings and geographic reach with a focus on medical and healthcare, professional education and technology and business. In order for its name to properly reflect its new diversified global portfolio, the Board of Directors has approved, and recommends to shareholders that they approve, the proposed amendment to the Company’s Restated Certificate of Incorporation to change its name to Adtalem Global Education Inc.

The Company’s purpose is to “empower our students to achieve their education and career goals’. To align with our purpose, we have chosen the name Adtalem (pronunciation “ad-Tal-em”) which is the Latin translation of the phrase “To Empower”. Our educators, academic programs and professional certifications empower our students to achieve personal and professional goals, to continually evolve and contribute to and transform global and diverse communities.

The new name recognizes the Company’s status as a global provider of postsecondary education through a diverse portfolio of institutions, with over one half of the Company’s 225,000 students in Brazil and over 40,000 of the Company’s students in its healthcare institutions. The new name Adtalem provides a more flexible platform positioned for future growth, supporting continued diversification across healthcare, professional education and services, technology and business worldwide.

EFFECTS OF NAME CHANGE

If the shareholders approve the proposed amendment to our Restated Certificate of Incorporation, the amendment will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which would be filed shortly after the Special Meeting.

While the name change will cause us to incur certain modest costs, the Board of Directors believes that any potential confusion and costs associated with the name change will be minimal and will be outweighed by the benefits of the name change.

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PROXY STATEMENT	Proposal No. 1 — Election of Directors

The name change will not have any effect on the rights of our existing shareholders. In addition, changing our name will not affect the validity or transferability of stock certificates presently outstanding, and the Company’s shareholders will not be required to exchange any certificates presently held by them. In the future, new stock certificates will be issued reflecting the new name.

In connection with our name change, we will change our ticker symbol on the NYSE from “DV” to “ATGE”.

APPROVAL BY SHAREHOLDERS

The adoption of the amendment to our Restated Certificate of Incorporation to change our name to “Adtalem Global Education Inc.” will require the affirmative vote of a majority of the shares of Common Stock of DeVry represented at the Special Meeting. Unless otherwise indicated on the proxy, the shares will be voted FOR each of the nominees listed below.

Name Change

The Board of Directors recommends a vote FOR an amendment to the Company’s Restated Certificate of Incorporation to change the Company’s name to Adtalem Global Education Inc.

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Stock Ownership	PROXY STATEMENT

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by DeVry Group to own beneficially more than five percent of our Common Stock, in each case as of December 31, 2016, except as otherwise noted.

Name	Amount and Nature of Beneficial Ownership		Percentage Ownership
BlackRock, Inc.	5,987,058	(1)	9.56%
Fairpointe Capital LLC	5,233,476	(2)	8.35%
Dimensional Fund Advisors LP	4,765,119	(3)	7.61%
The Vanguard Group	4,075,758	(4)	6.51%

(1)	As reported in a statement on Schedule 13G/A filed with the SEC on January 23, 2017, BlackRock, Inc. reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:

Sole voting power:	5,834,385
Shared voting power:	0
Sole dispositive power:	5,987,058
Shared dispositive power:	0

The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(2)	As reported in a statement on Schedule 13G/A filed with the SEC on February 13, 2017, Fairpointe Capital LLC reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:

Sole voting power:	5,098,324
Shared voting power:	0
Sole dispositive power:	5,172,776
Shared dispositive power:	60,700

The address of the principal business office of Fairpointe Capital LLC is 1 N. Franklin, Suite 330, Chicago, IL 60606.

(3)	As reported in a statement on Schedule 13G filed with the SEC on February 9, 2017, Dimensional Fund Advisors LP reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:

Sole voting power:	4,665,790
Shared voting power:	0
Sole dispositive power:	4,765,119
Shared dispositive power:	0

The address of the principal business office of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(4)	As reported in a statement on Schedule 13G/A filed with the SEC on February 9, 2017, The Vanguard Group reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:

Sole voting power:	72,621
Shared voting power:	7,214
Sole dispositive power:	3,999,178
Shared dispositive power:	76,580

The address of the principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

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Stock Ownership	PROXY STATEMENT

SECURITY OWNERSHIP BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by (1) each director of DeVry Group, (2) each named executive officer during DeVry Group’s last completed fiscal year, and (3) all directors and officers of DeVry Group as a group, in each case as of May 1, 2017, except as otherwise noted. DeVry Group believes that each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by them, except as otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned Excluding Options and Full-Value Shares(1)	Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of May 1, 2017	Total Common Stock Beneficially Owned	Percentage Ownership
Non-Employee Directors
Christopher B. Begley	11,417	—	11,417	*
William Burke(2)	—	—	—	*
Ann Weaver Hart	—	—	—	*
Kathy Boden Holland(2)	—	—	—	*
Lyle Logan	13,202	3,500	16,702	*
Michael W. Malafronte	—	—	—	*
Fernando Ruiz	13,316	3,500	16,816	*
Ronald L. Taylor	737,922	4,375	742,297	1.18%
James D. White	2,636	—	2,636	*
Named Executive Officers
Lisa W. Wardell	20,176	16,685	36,861	*
Daniel M. Hanburger(3)	108,535	1,506,484	1,615,019	2.58%
Patrick J. Unzicker	11,021	35,011	46,032	*
Timothy J. Wiggins(4)	27,376	115,667	143,043	*
Gregory S. Davis(4)	1,046	74,618	75,664	*
Robert A. Paul	11,994	59,171	71,165	*
Steven P. Riehs(5)	14,595	107,755	122,350	*
All directors and officers as a Group (26 persons)	1,024,826	2,292,874	3,317,700	5.30%
*	Represents less than one percent of the outstanding Common Stock.

(1)	“Common Stock Beneficially Owned Excluding Options and Full-Value Shares” includes stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the holder’s household, and stock in which the holder either has or shares voting and/or investment power, even though the holder disclaims any beneficial interest in such stock. Options exercisable and Full-Value Shares that are scheduled to vest within 60 days after June 30, 2016 are shown separately in the “Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2016” Column.

(2)	William Burke and Kathy Boden Holland were appointed directors of the Company on January 13, 2017.

(3)	Mr. Hanburger resigned as President and CEO on May 24, 2016. Positions reflect ownership as of October 4, 2016.

(4)	Mr. Wiggins resigned as Senior Vice President and CFO on May 31, 2016 and from employment on June 30, 2016. Positions reflect ownership as of October 4, 2016.

(5)	Mr. Davis resigned as Senior Vice President, General Counsel and Secretary on January 24, 2017.

(6)	Mr. Riehs resigned as Group President, Medical, Professional and Online Education on January 24, 2017.

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PROXY STATEMENT	Additional Information

ADDITIONAL INFORMATION

PROXY SOLICITATION

Officers and other employees of the Company may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the Internet. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. The Company also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. The Company will reimburse these intermediaries for reasonable out-of-pocket expenses. DeVry Group will pay the cost of all proxy solicitation.

2017 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

Shareholder Proposals — 2017 Annual Meeting

Shareholder proposals intended to be presented at the 2017 Annual Meeting of Shareholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Company no later than June 6, 2017, to be eligible for inclusion in the Proxy Statement and form of proxy for the meeting. Any such proposal also must meet the other requirements of the rules of the SEC relating to shareholder proposals. Also, under DeVry Group’s By-Laws, other proposals and director nominations by shareholders that are not included in the Proxy Statement will be considered timely and may be eligible for presentation at that meeting only if they are received by the Company in the form of a written notice, directed to the attention of the Company’s Secretary, not later than August 12, 2017. The notice must contain the information required by the By-Laws.

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Voting Instructions and Information	PROXY STATEMENT

VOTING INSTRUCTIONS AND INFORMATION

VOTING INSTRUCTIONS

You may vote common shares that you owned as of September 23, 2016, which is the record date for the meeting. You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Special Meeting in Downers Grove, Illinois and cast your vote in person.

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Time on Wednesday, May 19, 2017.

Record Date

You may vote all common shares that you owned as of the close of business on April 28, 2017, which is the record date for the meeting. On the record date, we had 62,641,456 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the Special Meeting.

Ownership of Shares

You may own common shares in one or more of the following ways:

•	Directly in your name as the shareholder of record, including shares purchased through our Employee Stock Purchase Plan or restricted stock unit awards issued to employees under our long-term incentive plans

•	Indirectly through a broker, bank or other intermediary in “street name”

•	Indirectly through the Company Stock Fund of our Success Sharing Retirement Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials.

VOTING INFORMATION

Effect of Not Casting Your Vote

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. Proposal 1 on the Special Meeting agenda is a “routine” item (Amend Restated Certificate of Incorporation of Company to Change the Company’s Name to “Adtalem Global Education Inc.”).

If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, please complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Proposal 1. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the items of business at the Special Meeting, which will not have any effect on the outcome of the proposal.

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PROXY STATEMENT	Voting Instructions and Information

If you are a registered shareholder, if you return your proxy to us by any of these means outlined above under the heading “Voting Instructions” without choices for each proposal, the proxy committee appointed by DeVry Group’s Board will vote your shares on the unmarked proposals in the same proportion as shares for which instructions have been received. Abstentions, directions to withhold authority and broker non-votes (where a named entity holds shares for a beneficial owner who has not provided voting instructions) will be considered present at the Special Meeting for purposes of a quorum but will not otherwise have an effect on the outcome of the proposal.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Special Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy. For the Special Meeting, to adopt the sole proposal, the following vote is required under our governing documents and Delaware corporate law:

ITEM	VOTE REQUIRED	EFFECT OF ABSTENTION	EFFECT OF BROKER NON- VOTE*
Amend Restated Certificate of Incorporation of Company to Change the Company’s Name to “Adtalem Global Education Inc.”	Approval of the majority of shares represented	No effect	No effect

*	A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under Effect of Not Casting Your Vote, your broker may not vote in its discretion on Item 1.

OTHER BUSINESS

The Board of Directors is aware of no other matter that will be presented for action at this meeting. If any other matter requiring a vote of the shareholders properly comes before the Special Meeting, the proxy committee will vote and act according to their best judgment.

By Order of the Board of Directors

F. Willis Caruso, Jr.
Vice President, Secretary and Interim General Counsel

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DEVRY EDUCATION GROUP INC. 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal of DeVry Education Group Inc. (“the Company”):						For	Against	Abstain

1. Approve an amendment to the Restated Certificate of Incorporation of the Company to change its name to Adtalen Global Education Inc.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)				☐
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice & Proxy Statement is/are available at www.proxyvote.com

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DEVRY EDUCATION GROUP, INC.

Special Meeting of Shareholders

May 22, 2017 9:00 AM

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Lisa W. Wardell and Patrick J. Unzicker as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all shares of Common Stock of DeVry Education Group Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Monday, May 22, 2017 at 9:00 a.m. Central Daylight Time at Devry Education Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515, and all adjournments thereof.

The shares represented by this Proxy will be voted as specified. If no choice is specified, this Proxy will be voted “FOR” Item 1.

The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

The proxies are authorized, in their discretion, to vote such shares upon other

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side